AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT


     Amendment No. 2, dated August 10, 1999 (the "Amendment"), to Credit Agreement dated August 19, 1998 (as amended, the "Agreement") by and among MATLACK (DE), INC. (the "Company"), MATLACK, INC. ("MI"), SPECIALIZED DEDICATED FLEETS, INC., succesor by merger to Safeway Chemical Transportation, Inc. ("SDF"), BRITE-SOL SERVICES, INC. ("BSS"), MATLACK LEASING CORPORATION. ("ML"), SUPER SERVICE, INC. ("SSI") (the Company, MI, SCT, BSS, ML and SSI are each individually and collectively referred to as the "Borrowers"), jointly and severally, the banking institutions signatories hereto and named in Exhibit A attached hereto and such other institutions that hereafter become a "Bank" pursuant to ss.11.4 hereof (collectively the "Banks" and individually a "Bank") and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Banks under this Agreement ("First Union", which shall mean in its capacity as agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement. This Amendment shall be effective as of June 30, 1999.


                              Preliminary Statement

     WHEREAS, the Borrowers have requested that the Agreement be amended in the manner hereinafter set forth.

     WHEREAS, the Required Banks are willing to amend the Agreement in the manner hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 1.1 of Agreement. The following definitions set forth in ss.1.1 of the Agreement shall be and hereby are amended and restated in their entireties to read as follows:

     "LIBO Rate Margin" shall mean the percentage listed in the following table.

     Fixed Charge Coverage Ratio                                LIBO Rate Margin

     Less than 1.0                                                     2.750%
     Equal to or greater than 1.00 but less than 1.05                  2.375%
     Equal to or greater than 1.05 but less than 1.15                  2.000%
     Equal to or greater than 1.15 but less than 1.25                  1.750%
     Equal to or greater than 1.25 but less than 1.50                  1.375%
     Equal to or greater than 1.50 but less than 1.75                  1.125%
     Equal to or greater than 1.75                                     0.875%


     with such Fixed Charge Coverage Ratio to be computed as of the last quarterly compliance period.

     "Unused Fee Percentage" shall mean the percentage listed in the following table.

Amendment No. 2 to                                                         Dated
Credit Agreement              - 1 -                              August 10, 1999

      Fixed Charge Coverage Ratio                          Unused Fee Percentage

      Less than 1.0                                                 0.625%
      Equal to or greater than 1.00 but less than 1.05              0.500%
      Equal to or greater than 1.05 but less than 1.15              0.500%
      Equal to or greater than 1.15 but less than 1.25              0.375%
      Equal to or greater than 1.25 but less than 1.50              0.375%
      Equal to or greater than 1.50 but less than 1.75              0.250%
      Equal to or greater than 1.75                                 0.250%

     with such Fixed Charge Coverage Ratio to be computed as of the last quarterly compliance period."

     2. Section 7.1 of Agreement. Section 7.1 shall be and hereby is amended and restated in its entirety to be as set forth below.

     "7.1 Minimum Tangible Net Worth. Tangible Net Worth of the Company, on a consolidated basis, will be equal to or greater than the sum of (i) $45,000,000 and (ii) 50% of Consolidated Net Income for each Fiscal Quarter ending after December 31, 1997, without deduction for any net losses."

     3. Section 7.2 of Agreement. Section 7.2 shall be and hereby is amended and restated in its entirety to be as set forth below.

     "7.2 Fixed Charge Coverage Ratio. The Company, on a consolidated basis, shall not incur a Fixed Charge Coverage Ratio of less than (a) 0.9 to 1.0 for any period ending on or before June 30, 1999, (b) 0.9 to 1.0 for any period beginning on or after July 1, 1999 and ending on or before September 30, 1999, or (c) 1.15 to 1.0 for any period ending on or after October 1, 1999."

     4. Safeway Chemical Transportation, Inc. Safeway Chemical Transportation, Inc. was merged with and into Specialized Dedicated Fleets, Inc. on July 8, 1999 and Specialized Dedicated Fleets, Inc. is the surviving entity. In all places in the Agreement, references to "Safeway Chemical Transportation, Inc." shall be changed to "Specialized Dedicated Fleets, Inc." and references to "SCT" shall be changed to "SDF".

     5. Representations and Warranties. The Borrowers hereby restate the representations and war ranties made in the Agreement as amended by this Amendment, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

     6. Covenants. The Borrowers hereby represent and warrant that they are in compliance and have complied with each and every covenant set forth in the Agreement as amended by this Amendment, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

     7. No Default. The Borrowers hereby confirm that no Event of Default or Potential Default exists under the Agreement as amended by this Amendment.

     8. Affirmation. The Borrowers each hereby affirms its absolute and unconditional promise to pay to each Bank and First Union National Bank, as agent under the Agreement, the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.



Amendment No. 2 to                                                         Dated
Credit Agreement                      - 2 -                      August 10, 1999

     9. Corporate Authorization and Delivery of Documents. Each Bank shall have received (a) copies, certified as of the date hereof, of all action taken by the Borrowers and any other necessary Person to authorize this Amendment and such other papers as any Bank shall require, (b) a copy of a Certificate of Good Standing for each Borrower in the jurisdiction of formation of each entity and in the jurisdiction where its executive offices are located, (c) a certificate signed by the secretary or assistant secretary of each Borrower, together with the true signature of the officer or officers authorized to execute and deliver this Amendment, upon which the Banks shall be entitled to rely conclusively until they shall have received a further certificate of the secretary or assistant secretary of each Borrower changing the prior certificate and submitting the signature of the officer or officers named in the new certificate as being authorized to execute and deliver Loan Documents and certificates thereunder, and (d) a favorable written opinion to the Banks from counsel for the Borrowers substantially in the same form and substance as that delivered in connection with the execution and delivery of the Agreement on August 19, 1998.

     10. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     12. Amendment Fee. Simultaneous with the execution and delivery of this Amendment, the Borrowers shall deliver to First Union for the benefit of each Bank an amendment fee in the amount of $6,250 each (aggregating $25,000) which will be distributed to each Bank by First Union promptly following the execution and delivery of this Amendment by the Required Banks.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                       MATLACK (DE), INC.


                                       By
                                          ------------------------------
                                          Name:
                                          Title:



                                       MATLACK, INC.



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       SPECIALIZED DEDICATED FLEETS, INC.
                                       successor by merger to Safeway Chemical
                                       Transportation, Inc.


Amendment No. 2 to                                                         Dated
Credit Agreement                - 3 -                            August 10, 1999

                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       BRITE-SOL SERVICES, INC.



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       MATLACK LEASING CORPORATION



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       SUPER SERVICE, INC.



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       FIRST UNION NATIONAL BANK



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


Amendment No. 2 to                                                         Dated
Credit Agreement                 - 4 -                           August 10, 1999

                                       CHASE BANK OF TEXAS, N.A.



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       BANKBOSTON, NA



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       SUNTRUST BANK, ATLANTA



                                       By
                                          ------------------------------
                                          Name:
                                          Title:


                                       By
                                          ------------------------------
                                          Name:
                                          Title:


Amendment No. 2 to                                                         Dated
Credit Agreement                      - 5 -                      August 10, 1999